Other Assets	12 Months Ended
Dec. 31, 2012
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Assets
I.	OTHER ASSETS

		(In Millions)
	At December 31
	2012	2011
Financial investments (Note E)	$95	$112
In-store displays, net	35	34
Debenture expense	25	28
Notes receivable	2	1
Other	27	34

Total	$184	$209

In-store displays are amortized using the straight-line method over the expected useful life of three to five years; the Company recognized amortization expense related to in-store displays of $21 million, $24 million and $33 million in 2012, 2011 and 2010, respectively. Cash spent for displays was $23 million, $17 million and $32 million in 2012, 2011 and 2010, respectively.